License Agreements	12 Months Ended
Dec. 31, 2023
License Agreement Disclosure [Abstract]
License Agreement
10. License Agreements
In May 2013, the Company entered into an agreement with the Regents of the University of California (“UCSF”) which provides the Company with an exclusive license to UCSF’s patent rights in certain inventions (the “UCSF Translational Profiling Patent Rights”) relating to translational profiling laboratory techniques initially developed at UCSF. Under the agreement, the Company is permitted to research, develop, make and sell products that it discovers and develops utilizing the UCSF Translational Profiling Patent Rights, which the Company refers to as licensed products, and use certain licensed processes utilizing the UCSF Translational Profiling Patent Rights and to sublicense such licensed products and processes.
In July 2021, the Company entered into an amendment to the license agreement to confirm the impact of the Business Combination on the license agreement, including clarifying that in connection with the closing of the Business Combination, the Company would pay UCSF a one-time
cash payment of approximately $1.0 million. The $1.0 million payment was made to UCSF in August 2021 in connection with the close of the Business Combination. The Company is also required to make cash milestone payments to UCSF upon the completion of certain clinical and regulatory milestones for the licensed products. No milestone events occurred during the years ended December 31, 2023 and December 31, 2022. The aggregate remaining potential milestone payments are approximately $375,000.
The Company paid an annual minimum royalty of $15,000 to UCSF during each of the years ended December 31, 2023 and 2022. All license related fees were recorded as research and development expense.